SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  June 10, 2002

             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                 of                         No.)
           Incorporation)


        45200 Business Court, Dulles, VA             20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:(703)650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) Chairman and Chief Executive Officer Kerry Skeen and Executive Vice President and Chief Financial Officer Richard Surratt will make a presentation to investors and financial analysts during the Merrill Lynch Global Transportation Conference to be held in New York. The ACA presentation is scheduled to take place Wednesday, June 12, 2002, at 9:45am.

The sponsors will be presenting the audio portion of the conference as a live webcast, which can be accessed via the following address:

         www.on24.com/clients/merrill/conference_020611

In addition, the slides that will accompany the ACA presentation will be available as a PowerPoint file in the "For Investors" section of the Atlantic Coast Airlines corporate website:

                      www.atlanticcoast.com

Both the webcast and the accompanying slide presentation will be available for 14 days following the conference.

      The presentation included on the Company's website as described above contains forward-looking information. A number of risks and uncertainties exist which could cause actual results to differ materially from these projected results. Such factors include, among others: the costs and other effects of enhanced security measures and other possible government orders; changes in and satisfaction of regulatory requirements including requirements relating to fleet expansion; changes in levels of service agreed to by the company with its code share partners due to market conditions; the ability of these partners to manage their operations and cash flow; the ability and willingness of these partners to continue to deploy the company's aircraft and to utilize and pay for scheduled service at agreed rates; the ability of these partners to force changes in rates; unexpected costs or delays in the implementation of new service; satisfactory resolution of union contracts becoming amendable during 2002 with the Company's aviation maintenance technicians and ground service equipment mechanics, and the Company's flight attendants; availability and cost of funds for financing new aircraft; final termination of the Company's order with Fairchild Dornier; the ability of Fairchild Dornier or its successors to provide adequate product support for previously delivered 328JET aircraft; delays in delivery of CRJ aircraft from Bombardier Inc.; ability to maintain the early retirement schedule for the Company's turboprop aircraft; general economic and industry conditions; additional acts of war; and, risks and uncertainties arising from the events of September 11 and from the slow economy which may impact the Company, its code share partners, and aircraft manufacturers in ways that the Company is not currently able to predict. These and other factors are more fully disclosed under the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" in ACAI's Annual Report on Form 10-K for the year ended December 31, 2001 and its Form 10-Q for the quarter ended March 31, 2002. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information, changed expectations, or future circumstances.


On June 10, 2002 Atlantic Coast Airlines issued the following press release attached hereto as Exhibit 99.






                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.




Date:  June 10, 2002          By:  /S/ David Asai
                              Vice President and Chief
                              Accounting Officer